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Bay View
Capital Corporation                           News Release
                                              -----------------


                                              NASDAQ SYMBOL: BVCC
                                              Web Site: www.bayviewcapital.com
                                              Contact: David A. Heaberlin
                                                       (650) 312-7272



FOR IMMEDIATE RELEASE


August 27, 1998


           BAY VIEW CAPITAL CANCELS PROPOSED PSB LENDING ACQUISITION

San Mateo, California - Bay View Capital Corporation (the "Company") announced today that its Board of Directors has cancelled the Company's proposed acquisition of PSB Lending Corp. ("PSBL"). As previously announced, the Company's federal banking regulatory agency, the Office of Thrift Supervision ("OTS"), has been considering new guidelines specifically addressing high loan-to-value ("HLTV") home equity loans. The OTS today issued Thrift Bulletin 72 which limits the amount of HLTV home equity loans a thrift institution may hold. These new limits prevent the Company from achieving the original economic assumptions.

         In conjunction with this decision, the Company will incur approximately $850,000 in pre-tax special charges during the third quarter of 1998, representing the write-off of certain acquisition costs incurred and initially deferred by the Company. The Company may incur additional charges as it unwinds the acquisition.

         In light of the decision to cancel the PSBL acquisition, coupled with the acceleration of prepayments on mortgage-based assets, the Company will not meet its 1998 core earnings consensus estimate as reported by First Call. The Company will provide more specific earnings guidance to the analytical community in the next several weeks. David A. Heaberlin, the Company's Executive Vice President and Chief Financial Officer, commented, "Given the current economic environment and the resulting difficulty in identifying assets with sufficient risk-adjusted yields, we do not intend to maintain the Company's balance sheet at its current size. We anticipate that the balance sheet will shrink to approximately $5.0 billion, a level we currently estimate to be sustainable by current loan origination levels."

         Bay View Capital Corporation is a diversified financial services holding company headquartered in San Mateo, California. Its business activities are concentrated in three principal areas; Bay View Bank, its Banking Platform; Bay View Acceptance Corporation, its Consumer Finance Platform; and Concord Growth Corporation, its Commercial Finance Platform..

Forward-Looking Statements

     Certain statements included in this press release, in filings by the Company with the Securities and Exchange Commission, in other press releases or shareholder communications or in oral statements made with the approval of an authorized executive officer, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the
"Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and are subject to a number of risks and uncertainties. Any such forward-looking statements should not be relied upon as predictions of future events. Certain such forward-looking statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "are expected to," "will," "will allow," "will continue," "will likely result," should," "would be," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or similar expressions or the negative thereof or other variations thereof or comparable terminology, or by discussions of strategy, plans or intentions. In addition, all information included herein or therein with respect to projected or future results of operations, financial condition, financial performance or other financial or statistical matters constitute such forward-looking statements. Such


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forward-looking  statements are necessarily  dependent on  assumptions,  data or methods that may be incorrect or imprecise and that may be incapable of being realized and in some instances are based on consensus estimates of analysts not affiliated with the Company. Such forward-looking statements are also subject to numerous factors which could cause actual results and other matters to differ materially from those in such forward-looking statements. As a result of the foregoing, no assurance can be given as to future results of operations or
financial   condition  or  as  to  any  other   matters   covered  by  any  such
forward-looking statements, and the Company wishes to caution investors not to rely on any such forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements.
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